UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016 (June 10, 2016)
ClubCorp Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-36074	20-5818205
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

3030 LBJ Freeway, Suite 600 Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 243-6191
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report on Form 8-K is furnished by ClubCorp Holdings, Inc., a Nevada Corporation (the “Company”, “we”, or “our”) in connection with the matters described herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders

We held our 2016 Annual Meeting of Stockholders on June 10, 2016 (the “2016 Annual Meeting”) in Dallas, Texas. The matters that were submitted to our stockholders for approval at the 2016 Annual Meeting and the voting results with respect to each matter are set forth below. The proposals related to each matter are described in detail in our definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2016 (the “Proxy Statement”).

Item 1 on the Proxy Card. Our stockholders elected four directors for a three-year term, with the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Eric L. Affeldt	55,920,052	1,463,473	2,905,798
John A. Beckert	54,654,712	2,728,813	2,905,798
Douglas H. Brooks	55,930,819	1,452,706	2,905,798
William E. Sullivan	55,920,542	1,462,983	2,905,798

Item 2 on the Proxy Card. In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers, with the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
55,505,316	1,524,760	353,449	2,905,798

Item 3 on the Proxy Card. Our shareholders voted for the ratification and confirmation of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2016, with the following vote:

Number of Votes
For	Against	Abstain
58,806,308	1,139,380	343,635

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2016	CLUBCORP HOLDINGS, INC.

	By:	/s/ Curtis D. McClellan
Curtis D. McClellan
Chief Financial Officer and Treasurer